Exhibit 32.2


CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350,AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Transforma Acquisition Group Inc. (the "Company") on Form 10-K for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as Treasurer and principal financial officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/Jon Lambert
                                               ----------------
                                                  Jon Lambert
                                                  Principal Financial Officer
Dated:  March 22, 2007